UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest Event reported): June 2, 2004

BOUNDLESS MOTOR SPORTS RACING, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	33-5203-D (Commission File Number)	84-0953839 (IRS Employer Identification No.)

2500 McGee Drive, Suite 147
Norman, Oklahoma 73072
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (405) 360-5047

Item 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
SIGNATURES

Item 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Previous independent accountants

(i)	On June 2, 2004, Boundless Motor Sports Racing, Inc. (the “Registrant”) dismissed BDO Seidman, LLP as its independent auditors.

(ii)	The report of BDO Seidman, LLP on the financial statements of the Registrant for the past fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to, audit scope or accounting principles but, was qualified as to the Registrant’s ability to continue as a going concern.

(iii)	The Registrant’s Board of Directors participated in and approved the decision to change independent auditors.

(iv)	During the Registrant’s most recent fiscal year and through June 2, 2004, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused them to make reference thereto in its report on the financial statements for such years.

(v)	During the two most recent fiscal years and through June 2, 2004, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1) (v)).

(vi)	The Registrant has requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements and if not, stating the respects in which it does not agree.

(b)	New independent accountants.

None as of filing date.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

None

(b)	Pro Forma Financial Information

None

(c)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: June 23, 2004	BOUNDLESS MOTOR SPORTS RACING, INC.
	By:	/s/ Paul A. Kruger
		Name:	Paul A. Kruger
		Title:	CEO

	By:	/s/ Thomas L. Earnshaw
Thomas L. Earnshaw
Name: CFO